Capital Management	12 Months Ended
Dec. 31, 2023
Capital Management [Abstract]
Capital management
42.	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The gearing ratios at December 31, 2023 and 2022 were as follows:

	December 31, 2023	December 31, 2022
Total borrowings	$25,089,421	$23,853,619
Less: Cash and cash equivalents	(5,306,857)	(22,996,377)
Net debt	19,782,564	857,242
Total equity	54,151,733	28,543,183
Total capital	$73,934,297	$29,400,425
Gearing ratio	27%	3%